                                                                    Exhibit 10.4

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                       NEXMED (U.S.A.), INC., AS MORTGAGOR

                                       AND

          THE TAIL WIND FUND LTD. AND SOLOMON STRATEGIC HOLDINGS, INC.,
                           COLLECTIVELY AS MORTGAGEE


                -------------------------------------------------


                               FIRST AMENDMENT OF
                        MORTGAGE, SECURITY AGREEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS


                                      (FEE)


                -------------------------------------------------

                      DATED:     AS OF DECEMBER 12, 2003

                      LOCATION:  89 TWIN RIVERS DRIVE
                                 EAST WINDSOR, NEW JERSEY 08520


        The premises described within this instrument are also known as:

                      Block 20.06
                      Lot 6

        on the Official Tax Map of the Township of East Windsor, Mercer County, New Jersey


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                              RECORD AND RETURN TO:

                             Peter J. Weisman, P.C.
                               335 Madison Avenue
                                   Suite 1702
                            New York, New York 10017
                          Attn: Peter J. Weisman, Esq.

                          FIRST AMENDMENT OF MORTGAGE,
              SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS


         THIS FIRST AMENDMENT OF MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Amendment") is made as of the 12th day of December, 2003, between, on the one hand, NEXMED (U.S.A.), INC., a Delaware corporation having its principal place of business at 350 Corporate Boulevard, Robbinsville, NJ 08691 (the "Mortgagor"), and, on the other hand, THE TAIL WIND FUND LTD., a British Virgin Islands limited liability company having an address at c/o Tail Wind Advisory and Management Ltd., Attn: David Crook, 1st Floor, No. 1 Regent Street, London, SW1Y 4NS UK ("Tail Wind"), SOLOMON STRATEGIC HOLDINGS, INC., a British Virgin Islands limited liability company ("Solomon") (Tail Wind and Solomon, collectively, the "Mortgagee"), and Tail Wind, in its capacity as the collateral agent for the Mortgagee.


                               W I T N E S S E T H


         WHEREAS, the Mortgagor is the owner of a fee estate in the real property described in Exhibit A attached hereto and made a part hereof and commonly known as 89 Twin Rivers Drive, East Windsor, New Jersey 08520 (the "Premises");

         WHEREAS, the Mortgagor is a wholly-owned subsidiary of NexMed, Inc., a Nevada corporation (the "Parent");

         WHEREAS, the Mortgagee is the owner and holder of that certain Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of June 11, 2002, made by the Mortgagor in favor of the Mortgagee and recorded June 19, 2002, in the Mercer County Clerk's Office, in Book 7091, Page 020 (the "Original Mortgage"), which instrument covers (inter alia) the fee estate of the Mortgagor in and to the Premises;

         WHEREAS, the Original Mortgage was given by the Mortgagor to the Mortgagee to secure (inter alia) (i) the obligations of the Mortgagor under that certain Subsidiary Guaranty, dated as of June 11, 2002, made by the Mortgagor in favor of the Mortgagee, (ii) the obligations of the Parent under that certain 5% Convertible Note Due November 30, 2005, dated June 11, 2002, from the Parent to Tail Wind, and (iii) the obligations of the Parent under that certain 5% Convertible Note Due November 30, 2005, dated June 11, 2002, from the Parent to Solomon;

         WHEREAS, simultaneously with the execution and delivery hereof, the Parent and the Mortgagee are executing and delivering that certain Purchase Agreement, dated as of the date hereof ("New Purchase Agreement");

         WHEREAS, pursuant to the New Purchase Agreement, (i) Tail Wind, simultaneously with the execution and delivery hereof, is purchasing from the Parent that certain 5% Convertible Note Due May 31, 2007, dated December 12, 2003, from the Parent to Tail Wind, and (ii) Solomon, simultaneously with the execution and delivery hereof, is purchasing from the Parent that certain 5% Convertible Note Due May 31, 2007, dated December 12, 2003, from the Parent to Solomon (such notes, together with any and all extensions, renewals and modifications thereof, are collectively referred to herein as the "New Notes" );

         WHEREAS, the Mortgagor, simultaneously with the execution hereof, is executing and delivering that certain Subsidiary Guaranty, dated as of December 12, 2003 (the "New Guaranty"), pursuant to which (inter alia) the Mortgagor is guaranteeing the obligations and liabilities of the Parent under the New Notes, the New Purchase Agreement, and that certain Registration Rights Agreement, dated as of the date hereof, between the Parent and the Mortgagee (the "New Registration Rights Agreement");

         WHEREAS, (i) the Mortgagor is receiving a substantial benefit from the transactions contemplated by the New Purchase Agreement, and (ii) the Mortgagee would not consummate such transactions without the execution and delivery by the Mortgagor of the New Guaranty and this Amendment;

         WHEREAS, the Mortgagor and the Mortgagee desire for the Original Mortgage, as amended by this Amendment, to secure (inter alia) (i) all of the Mortgagor's obligations and liabilities under the New Guaranty and (ii) all of the Parent's obligations and liabilities under the New Notes, the New Purchase Agreement and the New Registration Rights Agreement; and

         WHEREAS, the parties have agreed to modify the terms and provisions of the Original Mortgage (i) to allow the Original Mortgage (as amended hereby) to secure such obligations and liabilities, and (ii) in certain other respects, all as more particularly described below.

         NOW, THEREFORE, in consideration of TEN ($10.00) DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor and the Mortgagee hereby agree as follows:

         1. Defined Terms. Unless otherwise specifically defined in this Amendment, all capitalized terms used in this Amendment shall have the respective meanings given to them in the Original Mortgage. The Original Mortgage, as modified by this Amendment, is referred to herein as the "Mortgage". From and after the date hereof, all references in the Original Mortgage to "this Mortgage" (or words of similar import) shall mean the Original Mortgage, as modified by this Amendment.

         2. Additional Security Covered by Original Mortgage. From and after the date hereof, the Mortgage (i.e., the Original Mortgage as amended hereby) shall secure, inter alia, (a) all of the Mortgagor's obligations and liabilities under the New Guaranty, (b) all of the Mortgagor's obligations and liabilities under the Mortgage, and (c) all of the Parent's obligations and liabilities under the New Notes, the New Purchase Agreement and the New Registration Rights Agreement. Accordingly, from and after the date hereof (and without limiting the generality of the foregoing), (i) all references in the Original Mortgage to the "Notes" shall include the New Notes; (ii) all references in the Original Mortgage to the "Debt" or the "debt" shall include all of the principal, interest and other amounts that are due and payable under the New Guaranty, the New Notes and/or the Mortgage; (iii) all references in the Original Mortgage to the "Guaranty" shall include the New Guaranty (as amended from time to time); (iv) all references in the Original Mortgage to the "Purchase Agreement" shall include the New Purchase Agreement (as amended from time to time); and (v) all references in the Original Mortgage to the "Registration Rights Agreement" shall include the New Registration Rights Agreement (as amended from time to time).

         3. Obligation to Maintain Liability Insurance; Indemnity for Third Party Claims.

               (a) From and after the date hereof, the following two sentences are added to Section 3 of the Original Mortgage, after the first sentence of such Section 3: "The Mortgagor shall also maintain commercial general liability insurance with respect to the Premises and the Improvements, on an "occurrence" basis and in such amounts and containing such coverage as shall be reasonably required by the Collateral Agent (so long as such amounts and coverage do not exceed what is customarily required of owners of other comparable buildings in the Mercer County, New Jersey area by institutional commercial lenders). The Mortgagee shall be named as an additional insured on such commercial general liability policy."

               (b) From and after the date hereof, clause (v) in the first sentence of Section 43 of the Original Mortgage shall be deleted and replaced with the following: "(v) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property, and (vi) any enforcement of this indemnification."

         4. Representations and Warranties. The Mortgagor represents and warrants to the Mortgagee that all of the Mortgagor's representations and warranties contained in Section 2, Section 7 and Section 9(b) of the Original Mortgage are true and correct as of the date hereof, as if first made on the date hereof (with the understanding that all references in such Sections to "this Mortgage" or words of similar import shall mean the Original Mortgage, as modified by this Amendment). In addition (and without limiting the generality of the foregoing), the Mortgagor represents and warrants to the Mortgagee that:

               (a) Contemporaneously with, and in consideration for, the execution and delivery of this Amendment, the Mortgagor is receiving new value from the

Mortgagee, which new value is reasonably equivalent value in exchange for this Amendment; and the execution and delivery of this Amendment by the Mortgagor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute.

               (b) The Mortgagor (i) has full power, authority and legal right to execute and deliver this Amendment and to consummate the transactions contemplated hereby, and (ii) has heretofore obtained all consents and approvals (whether internal, third party or otherwise) required in connection with such execution, delivery and consummation.

               (c) Upon recording of this Amendment, the Mortgagee will continue to have a first priority lien on the real property and fixtures included within the Mortgaged Property (notwithstanding the consummation of the transactions contemplated by the New Purchase Agreement, including, without limitation, the execution of this Amendment and the New Notes). In addition, without any additional filings, the Mortgagee will continue to have a valid, perfected and first priority security interest in the personal property included in the Mortgaged Property (notwithstanding the consummation of the transactions contemplated by the New Purchase Agreement, including, without limitation, the execution of this Amendment and the New Notes).

               (d) No default exists under that certain Developer's Agreement, dated September 1, 1999, between the Township of East Windsor and Simon Developments, LLC, that encumbers the Premises; and no event has occurred which, with the passage of time or the giving of notice or both, would constitute such a default.

         5. New Jersey Provisions. The following Section 48 is hereby added to the Original Mortgage:

               "48 New Jersey Provisions. This Mortgage is subject to modification as provided in N.J.S.A 46:9-8.1, and with respect to any such modification, the priority of this Mortgage shall relate back to and remain as it was at the time of recording of this Mortgage as if the modification was included herein or as if the modification occurred at the time of the recording of this Mortgage."

         6. Miscellaneous. (a) The Mortgagor acknowledges that, as of the date hereof, Tail Wind is the Collateral Agent (as defined in and for purposes of the Mortgage). Except as expressly modified hereby, the Original Mortgage remains unmodified and in full force and effect. The Original Mortgage, as amended by this Amendment, is hereby ratified and confirmed in all respects by the Mortgagor. Without limiting the generality of the foregoing, the Mortgagor represents and warrants to the Mortgagee that, as of the date hereof, (i) the Mortgagor has no offsets, counterclaims or defenses to the enforcement of, or otherwise with respect to, the Mortgage, and (ii) no Event of Default exists under the Mortgage.

               (b) In the event of any conflict or inconsistency between the terms, covenants and provisions of this Amendment and those of the Original Mortgage, the terms, covenants and provisions of this Amendment shall control.

               (c) This Amendment may not be modified, amended, changed or terminated except by an agreement in writing signed by the Mortgagor and the Mortgagee.

               (d) This Amendment shall be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective successors and assigns.

               (e) This Amendment may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

               (f) This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Mortgagee and the Mortgagor have caused this Amendment to be duly executed as of the date first above written.


                                           MORTGAGOR:

                                           NEXMED (U.S.A.), INC.


                                           By: /s/ Vivian H. Liu
                                               ------------------
                                           Name:  Vivian H. Liu
                                           Title:  Vice President and Secretary


                                           MORTGAGEE:

                                           THE TAIL WIND FUND LTD.
                                           By:  TAIL WIND ADVISORY AND
                                           MANAGEMENT LTD., as
                                           investment manager


                                                By: /s/ Georgios Garafas
                                                    ---------------------
                                                Name:  Georgios Garafas
                                                Title:  Director


                                           SOLOMON STRATEGIC HOLDINGS, INC.


                                           By: /s/ Andrew P. MacKellar
                                               ------------------------
                                                Name: Andrew P. MacKellar
                                                Title: Director

                                           COLLATERAL AGENT:

                                           THE TAIL WIND FUND LTD.
                                           By:  TAIL WIND ADVISORY AND
                                           MANAGEMENT LTD., as
                                           investment manager


                                                By: /s/ Georgios Garafas
                                                    ---------------------
                                                Name:  Georgios Garafas
                                                Title:  Director

STATE OF                   )
        ---------------    )       ss.:
COUNTY OF                  )
         --------------

         On the ___ day of December in the year 2003 before me, the undersigned, a Notary Public in and for said State, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity/ies and that by his signature(s) on the instrument, the individual, or the person(s) or entity/ies upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in
___________________________.

                                            -----------------------------
                                                     Notary Public

                           )
------------------------   )       ss.:
                           )
------------------------


         On the ___ day of November in the year 2003 before me, the undersigned, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity/ies and that by his signature(s) on the instrument, the individual, or the person(s) or entity/ies upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in ______________________________.


                                            -----------------------------


                           )
------------------------   )       ss.:
                           )
------------------------

         On the ___ day of November in the year 2003 before me, the undersigned, personally appeared ANDREW P. MACKELLAR, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity/ies and that by his signature(s) on the instrument, the individual, or the person(s) or entity/ies upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in ______________________________.


                                            -----------------------------

                                    EXHIBIT A

                                Legal Description


All the real property located in the Township of East Windsor, County of Mercer, State of New Jersey and more particularly described as follows:

BEGINNING at a point situated along the southerly right of way line of Twin Rivers Drive (66 feet wide), said point being located 25.00 feet from the intersection of the westerly prolongation of the same and the northerly prolongation of the easterly right of way line of Milford Road (66 feet wide); thence running

1. South 85(degree) 22' 26" East along the southerly right of way line of Twin Rivers Drive, 208.27 feet to a point; thence

2.   Easterly along the same, along a curve to the right having a radius of
     967.00 feet and an arc length of 242.60 feet to a point; thence

3. South 06(degree) 55' 34" West along the common line of Lots 6 and 190 Block 20.06, 371.02 feet to a point; thence

4. North 80(degree) 46' 41" West along the common line of Lots 4 and 6 Block 20.06, 293.02 feet to a point; thence

5. North 04(degree) 37' 34" East along the common line of Lots 5 and 6 Block 20.06, 150.00 feet to a point; thence

6.   North 80(degree) 46' 41" West along the same, 166.90 feet to a point;
     thence

7.   North 04(degree) 37' 34" East along the easterly line of Milford Road,
     189.14 feet to a point; thence

8.   Easterly along the same, along a curve to the right having a radius of
     25.00 feet and an arc length of 39.27 feet to the point and place of beginning.


NOTE: BEING Lot 6, Block 20.06, Tax Map of the Township of East Windsor, Mercer County, New Jersey,

          BEING commonly known as 89 Twin Rivers Drive, East Windsor, New Jersey 08520,

          BEING the same premises conveyed to the Mortgagor herein by deed dated October 17, 2000 and recorded on November 1, 2000 in the Mercer County Register's Office in Deed Book 3937, page 254.






















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